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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2006.

LAKEFIELD VENTURES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-501191 (Commission File Number)	98-0219157 (IRS Employer Identification No.)

10580 N. McCarran Blvd., Building 115-208 Reno, Nevada (Address of principal executive offices)	89503 (Zip Code)

Registrant's telephone number, including area code (775) 747-0667

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CRF 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 8, 2006, the Company issued 8,000,000 shares to International Mineral Resources Ltd. (“IMR”) in connection with an Assignment Agreement entered into between Lakefield Ventures Inc. and IMR, dated September 22, 2005.  The Company believes that such issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to IMR through an offshore transaction which was negotiated outside of the United States and consummated outside of the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

June 15, 2006

LAKEFIELD VENTURES INC.

By:

/s/ Richard Bachman

Name:

Richard Bachman

Title:

President and Director